HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 39.3%

People's United Financial,

Inc.†

940

$

14,664

FINANCIALS 7.3%

Macerich Co.§

180

11,183

Bank of New York Mellon

Travelers Companies, Inc.§

2,450

$

106,330

Corp.§

290

10,971

Allied World Assurance

Investment Technology

Company Holdings Ltd

2,570

101,823

Group, Inc.*

300

10,038

Aon Corp.§

1,740

79,936

State Street Corp.§

140

8,959

Plum Creek Timber Co., Inc.

HCP, Inc.†§

210

6,680

(REIT)§

1,870

79,868

Guaranty Financial Group,

Hanover Insurance Group,

Inc.*†

980

5,263

Inc.§

1,800

76,500

Discover Financial Services§

240

3,161

Ameriprise Financial, Inc.§

1,870

76,053

Aircastle Ltd.†

220

1,850

MetLife, Inc.†§

1,320

69,656

T. Rowe Price Group, Inc.

20

1,129

Charles Schwab Corp.§

3,390

69,631

NYSE Euronext

10

507

Loews Corp.†§

1,470

68,943

CIT Group, Inc.†

10

________

68

ProLogis†§

1,260

68,481

Transatlantic Holdings, Inc.

1,190

67,199

Annaly Capital Management,

Total Financials

________

1,860,184

Inc.†

4,020

62,350

Arthur J. Gallagher & Co.†§

2,470

59,527

INDUSTRIALS 5.7%

JPMorgan Chase & Co.§

1,700

58,327

Flowserve Corp.§

630

86,121

Goldman Sachs Group, Inc.§

330

57,717

Deere & Co.§

1,160

83,671

Allstate Corp.§

1,150

52,428

Norfolk Southern Corp.†§

1,210

75,831

Chubb Corp.†§

990

48,520

Brink's Co.§

1,040

68,037

Federated Investors, Inc. —

SPX Corp.§

470

61,913

Class B§

1,400

48,188

Ryder System, Inc.†§

780

53,726

ACE Ltd.§

870

47,928

Eaton Corp.§

630

53,531

Hartford Financial Services

Precision Castparts Corp.†§

550

53,003

Group, Inc.§

690

44,553

Waste Management, Inc.§

1,340

50,531

Blackrock, Inc.†

210

37,170

Joy Global, Inc.§

540

40,948

AFLAC, Inc.§

590

37,052

Caterpillar, Inc.

420

31,004

Alleghany Corp.*†§

110

36,525

Cummins, Inc.§

470

30,794

Invesco Ltd.

1,450

34,771

Quanta Services, Inc.*†§

920

30,608

Axis Capital Holdings Ltd.†

1,160

34,580

AGCO Corp.*§

580

30,398

Unum Group§

1,510

30,879

Steelcase, Inc. — Class A†

2,710

27,181

Janus Capital Group, Inc.§

930

24,617

ABB Ltd. — SP ADR*

920

26,054

Genworth Financial, Inc. —

Foster Wheeler Ltd.*†

350

25,602

Class A§

1,380

24,578

Manitowoc Co., Inc.†§

780

25,373

Hudson City Bancorp, Inc.§

1,470

24,520

Jacobs Engineering Group,

Everest Re Group Ltd.§

290

23,116

Inc.*†

310

25,017

Host Hotels & Resorts, Inc.†§

1,690

23,069

DryShips Inc.†

280

22,450

W.R. Berkley Corp.§

950

22,952

Fluor Corp.§

120

22,330

American Financial Group,

First Solar, Inc.*†

80

21,826

Inc.§

740

19,795

Timken Co.†§

590

19,435

Cincinnati Financial Corp.†§

710

18,034

Danaher Corp.†

250

19,325

Protective Life Corp.§

470

17,884

Emerson Electric Co.§

390

19,286

Jones Lang LaSalle, Inc.†§

270

16,251

Illinois Tool Works, Inc.†

390

18,529

IntercontinentalExchange,

Kirby Corp.*†

370

17,760

Inc.*§

140

15,960

GATX Corp.§

400

17,732

KBR, Inc.§

500

17,455

United Rentals, Inc.*§

880

17,257

1

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Genco Shipping & Trading

Heartland Express, Inc.†

210

$

3,131

Ltd.

260

$

16,952

UAL Corp.†

580

3,028

McDermott International,

Werner Enterprises, Inc.†§

160

2,973

Inc.*

260

16,091

Granite Construction, Inc.§

90

2,838

Burlington Northern Santa Fe

Belden, Inc.†

80

2,710

Corp.

160

15,982

Avis Budget Group, Inc.*†

190

1,590

Alexander & Baldwin, Inc.†

350

15,943

General Cable Corp.*†

20

________

1,217

Copart, Inc.*§

360

15,415

Eagle Bulk Shipping Inc.†

490

14,489

Total Industrials

________

1,464,157

CSX Corp.

230

14,446

Paccar, Inc.†

340

14,222

ENERGY 5.4%

ITT Corporation

210

13,299

Parker Hannifin Corp.†

180

12,838

National-Oilwell Varco,

Woodward Governor Co.

340

12,124

Inc.*§

1,500

133,080

Canadian National Railway

ENSCO International, Inc.†§

1,300

104,962

Co.

250

12,020

ConocoPhillips§

1,020

96,278

Dover Corp.†

240

11,609

Transocean, Inc.*§

580

88,386

Ingersoll-Rand Co. — Class

Anadarko Petroleum Corp.§

1,070

80,079

A

310

11,603

SEACOR Holdings, Inc.*†

870

77,874

URS Corp.*§

240

10,073

Cimarex Energy Co.§

1,110

77,334

TBS International Ltd. —

Noble Corp.§

1,080

70,157

Class A*†

250

9,988

Chesapeake Energy Corp.§

900

59,364

CNH Global NV†

280

9,512

Superior Energy Services*§

1,030

56,794

Chicago Bridge & Iron, Co.

Cameron International

NV

230

9,159

Corp.*†§

880

48,708

Energy Conversion Devices,

Valero Energy Corp.§

960

39,533

Inc.*†

120

8,837

Frontline Ltd.†

510

35,588

Roper Industries, Inc.†§

120

7,906

Denbury Resources, Inc.*§

960

35,040

Terex Corp.*

150

7,706

Unit Corp.*†

410

34,018

AMETEK, Inc.§

160

7,555

Halliburton Co.

520

27,596

GrafTech International Ltd.*†

280

7,512

FMC Technologies, Inc.*§

350

26,925

American Commercial Lines,

Diamond Offshore Drilling,

Inc.*†

670

7,323

Inc.†

190

26,436

Suntech Power Holdings Co.

Weatherford International

Ltd. - SP ADR*†

190

7,117

Ltd.*§

500

24,795

Sunpower Corp.*†

90

6,478

Tenaris SA — SP ADR†

320

23,840

EMCOR Group, Inc.*†

200

5,706

Massey Energy Co.

239

22,406

J.B. Hunt Transport Services,

Exxon Mobil Corp.

210

18,507

Inc.†§

170

5,658

Apache Corp.†

120

16,680

Kansas City Southern*†§

120

5,279

Smith International, Inc.†§

190

15,797

Brady Corp. — Class A†

150

5,180

BP PLC — SP ADR†

190

13,218

Oshkosh Truck Corp.†§

250

5,173

Chevron Corp.

130

12,887

Horizon Lines, Inc. — Class

Hess Corp.§

100

12,619

A†

490

4,876

Royal Dutch Shell PLC — SP

American Superconductor

ADR

130

10,622

Corp.*†

120

4,302

Helmerich & Payne, Inc.†§

140

10,083

Con-way, Inc.†

80

3,781

Range Resources Corp.§

140

9,176

Shaw Group, Inc.*

60

3,707

Quicksilver Resources, Inc.*

230

8,887

Perini Corp.*†

110

3,636

Occidental Petroleum Corp.

90

8,087

Hubbell, Inc. — Class B§

90

3,588

Canadian Natural Resources

Knight Transportation, Inc.†

190

3,477

Ltd.

80

8,020

Regal-Beloit Corp.†

80

3,380

EOG Resources, Inc.†

60

7,872

Devon Energy Corp.

60

7,210

2

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

XTO Energy, Inc.§

90

$

6,166

TRW Automotive Holdings

Marathon Oil Corp.§

100

5,187

Corp.*

270

$

4,987

Oceaneering International,

AutoZone, Inc.*

20

2,420

Inc.*†

60

4,623

RadioShack Corp.†

150

1,841

Consol Energy, Inc.†

40

________

4,495

Brunswick Corp.†

159

1,685

M.D.C. Holdings, Inc.

30

________

1,172

Total Energy

________

1,369,329

Total Consumer Discretionary

________

1,023,032

CONSUMER DISCRETIONARY 4.0%

Hasbro, Inc.†§

2,320

82,870

INFORMATION TECHNOLOGY 4.0%

DIRECTV Group, Inc.*§

2,880

74,621

MEMC Electronic Materials,

McDonald's Corp.§

1,270

71,399

Inc.*§

1,470

90,464

Regal Entertainment Group

Hewlett-Packard Co.§

1,790

79,136

— Class A†

4,340

66,315

Synopsys, Inc.*§

3,300

78,903

Service Corporation

Applied Materials, Inc.§

3,490

66,624

International§

6,010

59,259

EMC Corp*†§

3,940

57,879

Walt Disney Co.§

1,590

49,608

AVX Corp.

4,340

49,085

Time Warner, Inc.§

3,070

45,436

Juniper Networks, Inc.*§

2,190

48,574

Burger King Holdings, Inc.

1,580

42,328

Apple Computer, Inc.*§

240

40,186

Comcast Corp. — Class A§

2,220

42,113

NCR Corp.*§

1,550

39,060

TJX Companies, Inc.§

1,260

39,652

Xerox Corp.§

2,530

34,307

Home Depot, Inc.§

1,680

39,346

Vishay Intertechnology,

Amazon.com, Inc.*†

430

31,532

Inc.*§

3,590

31,843

Lowe's Companies, Inc.†

1,510

31,333

Computer Sciences Corp.*†§

580

27,167

Carnival Corp.†§

900

29,664

Zebra Technologies Corp. —

DreamWorks Animation

Class A*†§

810

26,438

SKG, Inc. — Class A*

870

25,935

Affiliated Computer Services,

Liberty Media Corp. -

Inc. — Class A*†§

460

24,605

Capital*

1,800

25,920

MasterCard, Inc.†

90

23,897

Royal Caribbean Cruises

Arrow Electronics, Inc.*†§

770

23,654

Ltd.†

1,150

25,841

Nvidia Corp.*§

1,210

22,651

CTC Media, Inc.*

930

22,934

Avnet, Inc.*§

810

22,097

Liberty Global, Inc. — Class

Cypress Semiconductor

A*†

690

21,687

Corp.*§

890

22,027

Mohawk Industries, Inc.*†§

320

20,512

VeriSign, Inc.*§

550

20,790

BorgWarner, Inc.§

410

18,196

International Business

GameStop Corp. — Class

Machines Corp.

170

20,150

A*§

430

17,372

Western Digital Corp.*†§

580

20,027

Discovery Holding Co. —

Hewitt Associates, Inc. —

Class A*

790

17,348

Class A*

510

19,548

Central European Media

Dolby Laboratories, Inc. —

Enterprises Ltd. — Class

Class A*

470

18,941

A*†

180

16,295

Novellus Systems, Inc.*†§

730

15,469

Expedia, Inc.*§

840

15,439

Trimble Navigation Ltd.*

380

13,566

Big Lots, Inc.*§

450

14,058

CommScope, Inc.*§

240

12,665

Whirlpool Corp.§

210

12,963

Convergys Corp.*§

790

11,739

Yum! Brands, Inc.†

310

10,878

Dell, Inc.*†

510

11,159

Nike, Inc. — Class B§

160

9,538

EchoStar Corp. — Class A*

300

9,366

Polo Ralph Lauren Corp.†§

130

8,161

Lam Research Corp.*

250

9,038

Johnson Controls, Inc.†§

280

8,030

KLA-Tencor Corp.§

210

8,549

Guess?, Inc.§

200

7,490

Seagate Technology†

250

4,783

Garmin Ltd.†

160

6,854

Sun Microsystems, Inc.*†

350

3,808

3

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Teradata Corp.*

140

$

3,240

Lubrizol Corp.§

1,080

$

50,036

SanDisk Corp.*†

140

2,618

Dow Chemical Co.†§

1,380

48,176

Diebold, Inc.

60

2,135

Alcoa, Inc.§

1,180

42,032

Ingram Micro, Inc. — Class

Potash Corporation of

A*§

70

1,243

Saskatchewan

160

36,571

Brocade Communications

Steel Dynamics, Inc.§

800

31,256

Systems, Inc.*†

120

________

989

Commercial Metals Co.§

640

24,128

Monsanto Co.

190

24,024

Total Information Technology

________

1,018,420

Reliance Steel & Aluminum

Co.§

310

23,898

HEALTH CARE 3.6%

International Paper Co.†§

930

21,669

Thermo Fisher Scientific,

Nalco Holding Co.†

1,000

21,150

Inc.*§

2,540

141,554

Southern Copper Corp.

180

19,193

Baxter International, Inc.§

1,740

111,256

Agrium, Inc.

150

16,131

WellPoint, Inc.*†§

1,500

71,490

Praxair, Inc.§

170

16,021

C.R. Bard, Inc.†§

770

67,721

E.I. du Pont de Nemours and

Pfizer, Inc.§

2,930

51,187

Co.†§

360

15,440

Millipore Corp.*§

620

42,073

BHP Billiton Ltd. — SP

LifePoint Hospitals, Inc.*†§

1,300

36,790

ADR†

180

15,334

Aetna, Inc.§

870

35,261

Rio Tinto PLC — SP ADR†

30

14,850

UnitedHealth Group, Inc.§

1,340

35,175

Temple-Inland, Inc.§

1,260

14,200

McKesson Corp.§

610

34,105

ArcelorMittal†

140

13,870

DENTSPLY International,

Allegheny Technologies,

Inc.§

870

32,016

Inc.†§

230

13,634

Charles River Laboratories

Companhia Vale do Rio Doce

International, Inc.*†§

440

28,125

— SP ADR†

380

13,612

Quest Diagnostics, Inc.§

510

24,720

Albemarle Corp.†§

330

13,170

Covance, Inc.*†§

250

21,505

Cleveland-Cliffs, Inc.§

110

13,111

Express Scripts, Inc.*†§

330

20,698

Air Products & Chemicals,

Hill-Rom Holdings, Inc.†

710

19,156

Inc.

130

12,852

Medco Health Solutions,

Anglo American PLC — SP

Inc.*§

390

18,408

ADR

290

10,281

Warner Chilcott Ltd.*†

980

16,611

Sigma-Aldrich Corp.§

140

7,540

Community Health Systems,

Barrick Gold Corp.†

160

7,280

Inc.*§

470

15,501

Goldcorp, Inc.†

150

6,926

Lincare Holdings, Inc.*§

510

14,484

PPG Industries, Inc.§

120

6,884

Coventry Health Care, Inc.*§

460

13,993

POSCO — SP ADR†

50

6,489

Biogen Idec, Inc.*†§

250

13,972

Teck Cominco Ltd. - Class B†

100

4,795

Brookdale Senior Living, Inc.

670

13,641

Nucor Corp.§

60

4,480

Pharmaceutical Product

Freeport-McMoRan Copper

Development, Inc.§

300

12,870

& Gold, Inc. — Class B†

30

________

3,516

Genentech, Inc.*

150

11,385

Humana, Inc.*§

200

7,954

Total Materials

________

762,042

Stryker Corp.†

10

________

629

UTILITIES 2.8%

Total Health Care

________

912,280

NRG Energy, Inc.*†

2,420

103,818

Questar Corp.§

1,160

82,406

MATERIALS 3.0%

Pepco Holdings, Inc.§

3,130

80,285

Crown Holdings, Inc.*

2,860

74,331

Public Service Enterprise

The Mosaic Co.*

400

57,880

Group, Inc.§

1,480

67,976

United States Steel Corp.§

310

57,282

DPL, Inc.†§

2,370

62,521

AES Corp.*§

3,210

61,664

4

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

PPL Corp.§

970

$

50,702

MetroPCS Communications,

Energen Corp.§

570

44,477

Inc.*

60

$

________

1,063

DTE Energy Co.§

1,010

42,864

Xcel Energy, Inc.†§

1,310

26,292

Total Telecommunication Services

________

337,755

PG&E Corp.§

570

22,623

Oneok, Inc.§

450

21,974

Total Common Stocks

TECO Energy, Inc.§

720

15,473

(Cost $9,781,988)

________

10,035,874

SCANA Corp.§

380

14,060

Constellation Energy Group,

Inc.§

170

13,957

CURRENCY EXCHANGE TRADED FUNDS

Alliant Energy Corp.

70

________

2,398

8.6%

iShares MSCI Emerging

Total Utilities

________

713,490

Markets Index Fund†

10,470

1,419,523

Eaton Vance Tax-Managed

CONSUMER STAPLES 2.2%

Buy-Write Income Fund

6,870

115,622

Eaton Vance Tax-Managed

Herbalife Ltd.†

2,830

109,663

Buy-Write Opportunities

Costco Wholesale Corp.†§

940

65,932

Fund†

6,950

113,772

Molson Coors Brewing Co.

Nuveen Equity Premium

— Class B§

1,170

63,566

Opportunity Fund

7,120

109,292

Wal-Mart Stores, Inc.§

1,000

56,200

Nuveen Equity Premium and

Bunge Ltd.†

360

38,768

Growth Fund

7,100

109,127

Pepsi Bottling Group, Inc.§

1,160

32,387

Nuveen Core Equity Alpha

Archer-Daniels-Midland Co.§

890

30,038

Fund

7,410

106,704

PepsiAmericas, Inc.§

1,510

29,868

First Trust Enhanced Equity

Safeway, Inc.§

1,030

29,407

Income Fund, Inc.

7,750

102,920

Reynolds American, Inc.†§

620

28,935

Liberty All Star Equity Fund

17,490

102,666

NBTY, Inc.*§

580

18,595

________

Coca-Cola Co.§

330

17,153

Del Monte Foods Co.

2,380

16,898

Total CURRENCY EXCHANGE

CVS Corp.§

390

15,432

TRADED FUNDS

BJ's Wholesale Club, Inc.*†§

290

11,223

(Cost $2,136,735)

________

2,179,626

SUPERVALU, INC.§

360

________

11,120

SECURITIES LENDING COLLATERAL 8.6%

Total Consumer Staples

________

575,185

Mount Vernon Securities

Lending Trust Prime Portfolio

2,194,196

________

2,194,196

TELECOMMUNICATION SERVICES 1.3%

Verizon Communications,

Total Securities Lending Collateral

Inc.§

3,180

112,572

(Cost $2,194,196)

________

2,194,196

CenturyTel, Inc.†§

1,870

66,553

Crown Castle International

Face

Corp.*†

1,360

52,673

Amount

U.S. Cellular Corp.*

440

24,882

REPURCHASE AGREEMENTS 22.4%

American Tower Corp. —

Collateralized by obligations of

Class A*§

580

24,505

the U.S. Treasury or U.S.

SBA Communications Corp.*

630

22,686

Government Agencies

AT&T, Inc.§

650

21,898

NII Holdings, Inc. — Class

Mizuho Financial Group, Inc.

B*†

230

10,923

issued 06/30/08 at 1.75% due

07/01/08

$

4,489,299

4,489,299

5

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Face

Market

Market

Amount

Value

Shares

Value

Lehman Brothers Holdings,

W&T Offshore, Inc.

400

$

(23,404)

Inc. issued 06/30/08 at 0.25%

Continental Resources, Inc.*

380

(26,342)

due 07/01/08

$

712,184

$

712,184

Overseas Shipholding Group

520

(41,350)

Morgan Stanley issued

Baker Hughes, Inc.

510

(44,543)

06/30/08 at 1.70% due 07/01/08

517,996

________

517,996

Tetra Technologies, Inc.*

2,400

(56,904)

Teekay Corp.

1,260

(56,927)

Total Repurchase Agreements

Peabody Energy Corp.

650

(57,232)

(Cost $5,719,480)

5,719,479

Plains Exploration &

Total Long Securities 78.9%

Production Co.*

950

(69,322)

(Cost $19,832,399)

$20,129,175

BJ Services Co.

2,360

(75,378)

Shares

Newfield Exploration Co.*

1,240

(80,910)

COMMON STOCKS SOLD SHORT (34.3)%

Nabors Industries Ltd.*

1,820

________

(89,599)

Total Energy

(692,766)

TELECOMMUNICATION SERVICES (0.1)%

________

Telephone & Data Systems

6

(264)

Qwest Communications

UTILITIES (3.0)%

International

130

(511)

Northeast Utilities

100

(2,553)

Sprint Nextel Corp.

3,460

________

(32,870)

Atmos Energy Corp.

170

(4,687)

Duke Energy Corp.

320

(5,562)

Total Telecommunication Services

________

(33,645)

Centerpoint Energy, Inc.

480

(7,704)

Exelon Corp.

180

(16,193)

Great Plains Energy, Inc.

690

(17,443)

CONSUMER STAPLES (2.3)%

Reliant Energy, Inc.*

1,020

(21,695)

Altria Group, Inc.

190

(3,906)

Pinnacle West Capital Corp.

710

(21,847)

Hansen Natural Corp.*

250

(7,205)

Southern Union Co.

950

(25,669)

Rite Aid Corp.*

10,640

(16,917)

Consolidated Edison, Inc.

710

(27,754)

Bare Escentuals, Inc.*

1,120

(20,978)

Equitable Resources, Inc.

490

(33,839)

Constellation Brands, Inc. —

Allegheny Energy, Inc.

880

(44,097)

Class A*

1,470

(29,194)

Ameren Corp.

1,120

(47,298)

Dean Foods Co.*

2,580

(50,620)

NiSource, Inc.

3,040

(54,477)

Walgreen Co.

1,780

(57,868)

OGE Energy Corp.

1,780

(56,444)

Sara Lee Corp.

4,890

(59,902)

Sierra Pacific Resources

4,820

(61,262)

Colgate-Palmolive Co.

920

(63,572)

CMS Energy Corp.

4,580

(68,242)

Hershey Co.

2,060

(67,527)

Aqua America, Inc.

4,340

(69,310)

Alberto-Culver Co.

3,070

(80,649)

Hawaiian Electric Industries,

Avon Products, Inc.

3,950

________

(142,279)

Inc.

3,140

(77,652)

Dynegy, Inc. - Class A*

11,070

________

(94,648)

Total Consumer Staples

________

(600,617)

Total Utilities

________

(758,376)

ENERGY (2.7)%

Massey Energy Co.

3

(281)

CONSUMER DISCRETIONARY (3.0)%

SandRidge Energy, Inc.*

20

(1,292)

McClatchy Co. — Class A

14

(95)

Patriot Coal Corp.*

10

(1,533)

Lear Corp.*

9

(128)

Frontier Oil Corp.

100

(2,391)

Brunswick Corp./DE

16

(170)

Patterson-UTI Energy, Inc.

130

(4,685)

Hanesbrands*

8

(217)

Southwestern Energy Co.*

120

(5,713)

RH Donnelley Corp.*

430

(1,290)

Sunoco, Inc.

170

(6,917)

KB Home

80

(1,354)

Tesoro Corp.

380

(7,513)

Wynn Resorts Ltd.

20

(1,627)

Cheniere Energy, Inc.*

2,900

(12,673)

Harte-Hanks, Inc.

160

(1,832)

Holly Corp.

360

(13,291)

Gannett Co., Inc.

100

(2,167)

El Paso Corp.

670

(14,566)

Office Depot, Inc.*

240

(2,626)

6

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Jarden Corp.*

160

$

(2,918)

Saks, Inc.*

6,160

$

________

(67,637)

Dick's Sporting Goods, Inc.*

170

(3,016)

ITT Educational Services,

Total Consumer Discretionary

________

(762,111)

Inc.*

40

(3,305)

Idearc, Inc.

1,470

(3,454)

MATERIALS (3.1)%

Ryland Group, Inc.

180

(3,926)

JC Penney Co., Inc.

110

(3,992)

AbitibiBowater, Inc.

1

(8)

Lennar Corp. — Class A

360

(4,442)

RPM International, Inc.

70

(1,442)

Boyd Gaming Corp.

380

(4,773)

Vulcan Materials Co.

30

(1,793)

Chico's FAS, Inc.*

1,000

(5,370)

Smurfit-Stone Container

Pool Corp.

390

(6,926)

Corp.*

450

(1,832)

Virgin Media, Inc.

530

(7,213)

Scotts Miracle-Gro Co. -

OfficeMax, Inc.

650

(9,035)

Class A

280

(4,920)

Coldwater Creek, Inc.*

1,760

(9,293)

Owens-Illinois, Inc.*

170

(7,087)

Macy's, Inc.

510

(9,904)

Cabot Corp.

340

(8,265)

AnnTaylor Stores Corp.*

420

(10,063)

Eagle Materials, Inc.

430

(10,892)

Career Education Corp.*

694

(10,139)

Chemtura Corp.

1,880

(10,979)

Tim Hortons, Inc.

360

(10,328)

International Flavors &

Warner Music Group Corp.

1,470

(10,496)

Fragrances, Inc.

290

(11,327)

Foot Locker, Inc.

870

(10,831)

Ecolab, Inc.

330

(14,187)

Apollo Group, Inc. — Class

Titanium Metals Corp.

1,200

(16,788)

A*

260

(11,508)

Celanese Corp.

400

(18,264)

Scientific Games Corp. —

Sonoco Products Co.

630

(19,499)

Class A*

430

(12,737)

Eastman Chemical Co.

340

(23,412)

Harman International

Ashland, Inc.

500

(24,100)

Industries, Inc.

310

(12,831)

Louisiana-Pacific Corp.

3,030

(25,725)

Cablevision Systems Corp. —

Sealed Air Corp.

2,110

(40,111)

Class A*

570

(12,882)

Pactiv Corp.*

1,940

(41,186)

Hearst-Argyle Television, Inc.

720

(13,824)

Westlake Chemical Corp.

3,420

(50,821)

Centex Corp.

1,050

(14,038)

Weyerhaeuser Co.

1,230

(62,902)

Interpublic Group of

Bemis Co., Inc.

2,990

(67,036)

Companies, Inc.*

1,680

(14,448)

Newmont Mining Corp.

1,530

(79,805)

Wyndham Worldwide Corp.

900

(16,119)

AK Steel Holding Corp.

3,790

________

(261,510)

International Game

Technology

690

(17,236)

Total Materials

________

(803,891)

Liz Claiborne, Inc.

1,250

(17,688)

Jones Apparel Group, Inc.

1,400

(19,250)

INDUSTRIALS (4.2)%

DR Horton, Inc.

1,920

(20,832)

BE Aerospace, Inc.*

10

(233)

Marriott International, Inc. —

US Airways Group, Inc.*

250

(625)

Class A

800

(20,992)

FedEx Corp.

30

(2,364)

Eastman Kodak Co.

1,540

(22,222)

Hertz Global Holdings, Inc.*

280

(2,688)

Coach, Inc.*

790

(22,815)

Delta Air Lines, Inc.*

1,220

(6,954)

Pulte Homes, Inc.

2,440

(23,497)

Avery Dennison Corp.

170

(7,468)

Toll Brothers, Inc.*

1,350

(25,286)

Trinity Industries, Inc.

280

(9,713)

New York Times Co. —

UTi Worldwide, Inc.

620

(12,369)

Class A

1,650

(25,394)

HNI Corp.

740

(13,068)

Urban Outfitters, Inc.*

820

(25,576)

Continental Airlines, Inc.*

1,620

(16,378)

Las Vegas Sands Corp.*

620

(29,413)

Graco, Inc.

460

(17,512)

Goodyear Tire & Rubber Co.*

2,100

(37,443)

Stericycle, Inc.*

350

(18,095)

WABCO Holdings, Inc.

880

(40,885)

Monster Worldwide, Inc.*

910

(18,755)

Starbucks Corp.*

2,740

(43,128)

Cintas Corp.

760

(20,148)

H&R Block, Inc.

2,500

(53,500)

AMR Corp.*

3,950

(20,224)

7

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Union Pacific Corp.

270

$

(20,385)

Watson Pharmaceuticals,

WESCO International, Inc.*

570

(22,823)

Inc.*

2,840

$

(77,163)

Dun & Bradstreet Corp.

300

(26,292)

Gilead Sciences, Inc.*

1,460

(77,307)

Fastenal Co.

650

(28,054)

Allergan, Inc.

1,740

(90,567)

Rockwell Collins, Inc.

600

(28,776)

Boston Scientific Corp.*

8,990

(110,487)

Corporate Executive Board

APP Pharmaceuticals, Inc.*

8,040

________

(134,429)

Co.

690

(29,014)

Robert Half International, Inc.

1,570

(37,633)

Total Health Care

________

(1,079,125)

Armstrong World Industries

1,290

(37,694)

Masco Corp.

2,800

(44,044)

INFORMATION TECHNOLOGY (4.7)%

Expeditors International

Washington, Inc.

1,260

(54,180)

Fidelity National Information

Landstar System, Inc.

1,090

(60,190)

Services, Inc.

1

(27)

Tyco International Ltd.

1,520

(60,861)

Celestica, Inc.*

26

(219)

Owens Corning, Inc.*

2,710

(61,653)

Broadridge Financial

CH Robinson Worldwide, Inc.

1,170

(64,163)

Solutions

11

(232)

Southwest Airlines Co.

6,160

(80,326)

QLogic Corp.*

16

(233)

Pitney Bowes, Inc.

2,900

(98,890)

ADC Telecommunications,

United Parcel Service, Inc. —

Inc.*

16

(236)

Class B

2,270

________

(139,537)

Broadcom Corp. — Class A*

20

(546)

Ciena Corp.*

80

(1,854)

F5 Networks, Inc.*

100

(2,842)

Total Industrials

________

(1,061,109)

MoneyGram International,

Inc.

3,940

(3,585)

HEALTH CARE (4.2)%

Cadence Design Systems,

Health Net, Inc.*

50

(1,203)

Inc.*

470

(4,747)

Cardinal Health, Inc.

40

(2,063)

VeriFone Holdings, Inc.*

500

(5,975)

King Pharmaceuticals, Inc.*

480

(5,026)

Google, Inc. — Class A*

20

(10,528)

WellCare Health Plans, Inc.*

150

(5,422)

Integrated Device

PDL BioPharma, Inc.

525

(5,575)

Technology, Inc.*

1,140

(11,332)

Invitrogen Corp.*

200

(7,852)

International Rectifier Corp.*

640

(12,288)

Health Management

Riverbed Technology, Inc.*

1,010

(13,857)

Associates, Inc. — Class

Sanmina-SCI Corp.*

13,240

(16,947)

A*

1,523

(9,915)

Tellabs, Inc.*

3,700

(17,205)

Schering-Plough Corp.

590

(11,617)

Cognizant Technology

Forest Laboratories, Inc.*

350

(12,159)

Solutions Corp. — Class

Intuitive Surgical, Inc.*

50

(13,470)

A*

550

(17,881)

Sepracor, Inc.*

790

(15,737)

Teradyne, Inc.*

1,720

(19,040)

Celgene Corp.*

250

(15,967)

Unisys Corp.*

5,750

(22,713)

Mylan, Inc.*

1,340

(16,174)

Advanced Micro Devices,

Vertex Pharmaceuticals, Inc.*

680

(22,760)

Inc.*

4,010

(23,378)

Amylin Pharmaceuticals,

Lexmark International, Inc. -

Inc.*

1,090

(27,675)

Class A*

840

(28,081)

Advanced Medical Optics,

Micron Technology, Inc.*

5,610

(33,660)

Inc.*

1,590

(29,797)

Rambus, Inc.*

1,780

(33,945)

CooperCompanies, Inc.

816

(30,314)

Novell, Inc.*

5,780

(34,044)

Omnicare, Inc.

1,280

(33,562)

Acxiom Corp.

3,070

(35,274)

Hospira, Inc.*

940

(37,703)

Paychex, Inc.

1,130

(35,346)

ImClone Systems, Inc.*

1,150

(46,529)

Atmel Corp.*

10,890

(37,897)

Genzyme Corp.*

710

(51,134)

Akamai Technologies, Inc.*

1,110

(38,617)

Merck & Co., Inc.

1,370

(51,635)

Activision, Inc.*

1,330

(45,313)

Amgen, Inc.*

1,430

(67,439)

NetApp, Inc.*

2,160

(46,786)

Tenet Healthcare Corp.*

12,310

(68,444)

Jabil Circuit, Inc.

3,100

(50,871)

8

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

LSI Logic Corp.*

8,760

$

(53,786)

Taubman Centers, Inc.

320

$

(15,568)

Motorola, Inc.

7,690

(56,445)

National City Corp.

3,300

(15,741)

Tyco Electronics Ltd.

1,630

(58,387)

CB Richard Ellis Group, Inc.

Salesforce.com, Inc.*

860

(58,678)

— Class A*

930

(17,856)

Adobe Systems, Inc.*

1,530

(60,267)

Brown & Brown, Inc.

1,040

(18,086)

Tech Data Corp.*

2,270

(76,930)

Zions Bancorporation

580

(18,264)

Electronic Arts, Inc.*

2,510

(111,519)

Leucadia National Corp.

400

(18,776)

JDS Uniphase Corp.*

9,900

________

(112,464)

Liberty Property Trust

580

(19,227)

Public Storage

240

(19,390)

Total Information Technology

________

(1,193,975)

Brandywine Realty Trust

1,240

(19,542)

Freddie Mac

1,230

(20,172)

FINANCIALS (7.0)%

Popular, Inc.

3,100

(20,429)

First Marblehead Corp.

190

(488)

Huntington Bancshares, Inc.

3,790

(21,868)

Northern Trust Corp.

10

(686)

UDR, Inc.

980

(21,932)

CNA Financial Corp.

50

(1,257)

Capitol Federal Financial

590

(22,190)

Keycorp

120

(1,318)

Essex Property Trust, Inc.

210

(22,365)

Nasdaq OMX Group*

50

(1,327)

Student Loan Corp.

230

(22,558)

AMBAC Financial Group,

Developers Diversified Realty

Inc.

1,130

(1,514)

Corp.

650

(22,562)

Old Republic International

First American Corp.

900

(23,760)

Corp.

140

(1,658)

Regions Financial Corp.

2,250

(24,548)

Camden Property Trust

50

(2,213)

XL Capital

1,200

(24,672)

CapitalSource, Inc.

200

(2,216)

Regency Centers Corp.

420

(24,830)

PMI Group, Inc.

1,210

(2,359)

Fifth Third Bancorp

2,470

(25,145)

Comerica, Inc.

110

(2,819)

Citigroup, Inc.

1,570

(26,313)

SEI Investments Co.

170

(3,998)

Conseco, Inc.*

2,970

(29,462)

Morgan Stanley

130

(4,689)

AvalonBay Communities, Inc.

340

(30,314)

East West Bancorp, Inc.

870

(6,142)

M&T Bank Corp.

480

(33,859)

HRPT Properties Trust

910

(6,161)

Kimco Realty Corp.

990

(34,175)

Equity Residential

220

(8,419)

Endurance Specialty Holdings

Eaton Vance Corp.

230

(9,145)

Ltd.

1,120

(34,485)

Whitney Holding Corp.

500

(9,150)

Sovereign Bancorp, Inc.

5,430

(39,965)

Webster Financial Corp.

540

(10,044)

Franklin Resources, Inc.

460

(42,159)

Kilroy Realty Corp.

220

(10,347)

Lazard Ltd. — Class A

1,270

(43,371)

Fidelity National Financial —

New York Community

Class A

830

(10,458)

Bancorp, Inc.

2,490

(44,422)

Capital One Financial Corp.

280

(10,643)

Federal Realty Investment

Washington Mutual, Inc.

2,290

(11,290)

Trust

670

(46,230)

General Growth Properties,

Allied Capital Corp.

3,390

(47,087)

Inc.

350

(12,260)

Ventas, Inc.

1,130

(48,104)

Jefferies Group, Inc.

740

(12,447)

SLM Corp.*

2,560

(49,536)

BRE Properties, Inc.

300

(12,984)

Simon Property Group, Inc.

630

(56,631)

Merrill Lynch & Co., Inc.

410

(13,001)

Moody's Corp.

1,660

(57,170)

CBL & Associates Properties,

Marsh & McLennan

Inc.

590

(13,476)

Companies, Inc.

2,180

(57,879)

First Horizon National Corp.

1,850

(13,745)

PNC Financial Services

Duke Realty Corp.

630

(14,144)

Group, Inc.

1,200

(68,520)

St Joe Co.

430

(14,758)

iStar Financial, Inc.

1,120

(14,795)

Wachovia Corp.

960

(14,909)

Federal National Mortgage

Association

780

(15,218)

9

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Contracts

Value

First Financial Bankshares,

OPTIONS WRITTEN (0.6)%

Inc.

5,590

$

________

(256,078)

Call Options on:

July 2008 S&P 500 Index

Total Financials

________

(1,775,319)

Futures Contracts

Expiring July 2008 with

Total Common Stocks Sold Short

strike price of 1280

24

________

$      (154,200)

(Proceeds $9,390,931)

________

(8,760,934)

_________

Total Options Written

Other Assets in Excess of

(Premiums Received $437,909)

________

(154,200)

Liabilities – 56.0%

$

_________

14,141,927

Net Assets – 100.0%

$

25,510,168

*

Non-Income Producing Security.

Unrealized

†

All or a portion of this security is on loan at June 30, 2008.

§

All or a portion of this security is held as short security

Contracts

Loss

collateral at June 30, 2008.

ADR - American Depository Receipt.

Futures Contracts Purchased

September 2008 S&P MidCap

400 Index Mini Futures

Contracts

(Aggregate Market Value of

Contracts $1,311,840)

16 $

(55,576)

September 2008 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $11,398,675)

178

(489,923)

September 2008 Russell 2000

Index Mini Futures Contracts

(Aggregate Market Value of

Contracts $2,207,680)

32

(71,756)

September 2008 Nikkei 225

Index Futures Contracts

(Aggregate Market Value of

Contracts $2,298,400)

34

(109,769)

September 2008 Dow Jones

Euro STOXX 50 Futures

Contracts

(Aggregate Market Value of

Contracts $3,390,843)

64

________

(183,115)

(Total Aggregate Market Value of Contracts

$20,607,438)

$

________

(910,139)

10